Important Notice
Please Read Immediately


                    Hawaiian Tax-Free Trust
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  Notice of Annual Meeting of
                    Shareholders to be held
                  on September 15, 2000, 2000


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Hawaiian Tax-Free Trust (the
"Trust") will be held:

Place:    (a)  at the Ala Moana Hotel, Hibiscus Ballroom,
               10 Atkinson Drive, Honolulu, Hawaii;

Time:          (b)  on September 15, 2000
               at 10:00 a.m. local time;

Purposes: (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
               Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected(Proposal No. 1);

                         (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending
               March 31, 2001  (Proposal No. 2);

               (iii) to act upon a proposal to change the fundamental policies of the Trust to allow the use of additional nationally recognized statistical rating organizations for rating obligations the Trust may purchase (Proposal No. 3);

                         (iv) to act upon any other matters which
               may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on June 19, 2000 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





July 15, 2000

Please Note:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                     Hawaiian Tax-Free Trust
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        Proxy Statement

                          Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-4227 toll-free or 212-697-6666.

     The Trust's organizer and Administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Pacific Century Trust, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

     This Notice and Proxy Statement are first being mailed on or about July 15, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on these proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on a proposal, the proxy holders will vote your shares for that proposal.

     Telephone Voting

          To vote your shares by telephone, call toll free 1-800-
690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet Voting

      To vote your shares by the Internet, please contact the Trust at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Trust's Internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter. This policy may make it more difficult to obtain the vote required to approve Proposal
No. 3.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.86; Class C Shares, $10.86; and Class Y Shares, $10.88. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 52,244,094; Class C Shares, 1,129,534; and Class Y Shares,
256,813.

On the record date, the following institutional holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients

Name and address    Number of shares         Percent of class
of the holder of
record

Merrill Lynch Pierce
Fenner & Smith, Inc.,
4800 Deer Lake Drive,
Jacksonville, FL         6,195,890 Class A Shares           11.9%
                           275,371 Class C Shares           24.3%
Fiserv Securities Inc.
2005 Market Street
STE 1200
Philadelphia,
PA 19103                 3,798,131 Class A Shares            7.3%


Additional 5% shareholders

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust,
Honolulu,
HI 96817                 135,910 Class Y Shares            52.9%

L.T. Miccio and B.A. Annis,
Trustees
1314 Kalakaua Ave.
Honolulu, HI 96826       21,257 Class Y Shares              8.3%

L.T. Miccio,
Trustee
1314 Kalakaua Ave.
Honolulu, HI 96826       37,867 Class Y Shares             14.7%


Key Trust Co
Trustee Lent-Taylor
P.O. Box 94871
Cleveland, OH 44101      14,349 Class Y Shares              5.6%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                      Election of Trustees
                        (Proposal No. 1)

     At the Meeting, eleven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in October, 1999. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. Each of the Trustees holds the same positions with the Pacific Capital Funds of Cash Assets Trust: Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust, money market fund portfolios having the same Adviser and Administrator as the Trust. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Administrator" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk. (See "Other Information," below for a description of certain agreements among them and the Trust, including provisions about persons suggested by them to be Trustees.)

     In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, address, positions with the Trust, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Name, Position                Business Experience
with the Trust,
Address, Age,
Shares owned


Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, NY             Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 71                  and Founder, Chairman of the Board of Trustees
Shares Owned: 791(1)     and (currently or until 1998) President of each
                         since its establishment, beginning in
                         1984; Director of Aquila Distributors,
                         Inc., distributor of the above funds,
                         since 1981 and formerly Vice President
                         or Secretary, 1981-1998; President and a
                         Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to Capital
                         Cash Management Trust; Founder and
                         Chairman of several other money market
                         funds; Director or Trustee of OCC Cash
                         Reserves, Inc. and Quest For Value
                         Accumulation Trust, and Director or
                         Trustee of Oppenheimer Quest Value Fund,
                         Inc., Oppenheimer Quest Global Value
                         Fund, Inc. and Oppenheimer Rochester
                         Group of Funds, each of which is an open-
                         end investment company; Trustee of Brown
                         University, 1990-1996 and currently
                         Trustee Emeritus; actively involved for
                         many years in leadership roles with
                         university, school and charitable
                         organizations.

(1) Includes 542 shares held of record by his wife.

Vernon R. Alden          Director of Sonesta International Hotels
Trustee                  Corporation, Boston, Massachusetts
20 Park Place            and General Independent Partner of
Suite 1010               the Merrill Lynch-Lee Funds; Former Director
Boston, MA               of Colgate-Palmolive Company, Digital Equipment
02116                    Corporation, Intermet Corporation, The McGraw
Age: 77                  Hill and The Mead Corporations; Chairman of the
Shares Owned: 186        Board and Executive Committee of The Boston
                         Company, Inc., a financial services
                         company, 1969-1978; Trustee of Tax-Free
                         Trust of Oregon since 1988, of Hawaiian
                         Tax-Free Trust (this Trust), Pacific
                         Capital Cash Assets Trust, Pacific
                         Capital Tax-Free Cash Assets Trust and
                         Pacific Capital U.S. Government
                         Securities Cash Assets Trust since 1989,
                         of Cascades Cash Fund, 1989-1994, of
                         Narragansett Insured Tax-Free Income
                         Fund since 1992, and of Aquila Cascadia
                         Equity Fund since 1996; Associate Dean
                         and member of the faculty of Harvard
                         University Graduate School of Business
                         Administration, 1951-1962; member of the
                         faculty and Program Director of Harvard
                         Business School - University of Hawaii
                         Advanced Management Program, summer of
                         1959 and 1960; President of Ohio
                         University, 1962-1969; Chairman of The
                         Japan Society of Boston, Inc., and
                         member of several Japan-related advisory
                         councils; Chairman of the Massachusetts
                         Business Development Council and the
                         Massachusetts Foreign Business Council,
                         1978-1983; Trustee Emeritus, Boston
                         Symphony Orchestra; Chairman of the
                         Massachusetts Council on the Arts and
                         Humanities, 1972-1984; Member of the
                         Board of Fellows of Brown University,
                         1969-1986; Trustee of various other
                         cultural and educational organizations;
                         Honorary Consul General of the Royal
                         Kingdom of Thailand; Received
                         Decorations from the Emperor of Japan
                         (1986) and the King of Thailand (1996
                         and 1997).

Arthur K. Carlson        Retired; Advisory Director
Trustee                  of the Renaissance Companies
8702 North Via La Serena (design and construction
Paradise Valley,         companies of commercial,
AZ 85253                 industrial and upscale residential
Age: 78                  properties) since 1996; Senior Vice President
Shares Owned: 1,140 (2)  and Manager of the Trust Division of The Valley
                         National Bank of Arizona, 1977-1987;
                         Trustee of Hawaiian Tax-Free Trust (this
                         Trust), Tax-Free Trust of Arizona and
                         Pacific Capital Cash Assets Trust since
                         1987, of Pacific Capital Tax-Free Cash
                         Assets Trust and Pacific Capital U.S.
                         Government Securities Cash Assets Trust
                         since 1988,of Aquila Rocky Mountain
                         Equity Fund since 1993 and of Tax-Free
                         Fund of Colorado, 1987-2000; previously
                         Vice President of Investment Research at
                         Citibank, New York City, and prior to
                         that Vice President and Director of
                         Investment Research of Irving Trust
                         Company, New York City; past President
                         of The New York Society of Security
                         Analysts and currently a member of the
                         Phoenix Society of Financial Analysts;
                         formerly Director of the Financial
                         Analysts Federation; past Chairman of
                         the Board and past Director of Mercy
                         Healthcare of Arizona, Phoenix, Arizona;
                         Director of Northern Arizona University
                         Foundation since 1990, present or
                         formerly an officer and/or director of
                         various other community and professional
                         organizations.

(2)Held in street name

William M. Cole          President of Cole International,
Trustee                  Inc., financial and shipping consultants,
852 Ramapo Way           since 1974; President of Cole Associates,
Westfield, NJ           shopping center and real estate developers,
07090                   1974-1976; President of Seatrain Lines,
Age: 69                 Inc., 1970-1974; former General Partner of
Shares owned: 85         Jones & Thompson, international shipping
                         brokers; Trustee of Pacific Capital Cash
                         Assets Trust since 1984, of Hawaiian Tax-Free
                         Trust(this Trust) since 1985, of Pacific
                         Capital Tax-Free Cash Assets Trust and
                         Pacific Capital U.S. Government Securities
                         Cash Assets Trust since 1988 and of Tax-Free
                         Fund of Colorado, 1987-2000; Chairman of Cole
                         Group, a financial consulting and real estate
                         firm, since 1985.

Thomas W. Courtney       President of Courtney Associates, Inc.,
Trustee                  a venture capital firm, since 1988; General
P.O. Box 8186            Partner of Trivest Venture Fund, 1983-1988;
Naples, FL 33941         President of Federated Investment Counseling
Age: 66                  Inc., 1975-1982; President of Boston Company
Shares owned:1,848       Institutional Investors, Inc., 1970-1975;
                         formerly a Director of the Financial
                         Analysts Federation; Trustee of
                         Hawaiian Tax-Free Trust (this Trust)and
                         Pacific Capital Cash Assets Trust since
                         1984, of Tax-Free Trust of Arizona
                         since 1986 and of Pacific Capital Tax-
                         Free Cash Assets Trust and Pacific
                         Capital U.S. Government Securities Cash
                         Assets Trust since 1988; Trustee of
                         numerous Oppenheimer Capital and
                         Oppenheimer Management Funds.


Richard W. Gushman, II   President and Chief Executive Officer of
Trustee                  OKOA, INC., a private Hawaii corporation
700 Bishop Street        involved in real estate; adviser to RAMPAC,
Suite 222                Inc., a wholly owned subsidiary of the Bank
Honolulu,                of Hawaii, involved with commercial real
HI 96813                 estate finance; Trustee of Hawaiian Tax-Free
Age: 54                  Trust (this Trust) since 1992 and of Pacific
Shares owned: 723        Capital Cash Assets Trust, Pacific Capital
                         Tax-Free Cash Assets Trust and Pacific
                         Capital U.S. Government Securities Cash
                         Assets Trust since 1993; Trustee of
                         Pacific Capital Funds, which includes
                         bond and stock funds, since 1993;
                         Trustee of the University of Hawaii
                         Foundation, of Hawaii Pacific University
                         and of The Estate of James Campbell;
                         Member of the Boards of Aloha United
                         Way, Boys and Girls Club of Honolulu and
                         Oceanic Cablevision, Inc.; Chairman of the Real
                         Estate Committee and Director of Crazy Shirts, Inc.
                         and Director of Servco Inc.,a diversified company
                         whose interests include Lexis/Toyota dealerships
                         throughout Hawaii.


Stanley W. Hong          President and Chief Executive Officer
Trustee                  of The Chamber of Commerce of Hawaii since
4976 Poola Street        1996; business consultant since 1994; Senior
Honolulu, Hawaii 96821   Vice President of McCormack Properties, Ltd.,
Age: 64                  1993-1994; President and Chief Executive of the
Shares owned: 1,197(3)   Hawaii Visitors Bureau, 1984-1993; Vice
                         President, General Counsel and
                         Corporate Secretary at Theo, Davies &
                         Co., Ltd., a multiple business company,
                         1973-1984; formerly Legislative
                         Assistant to U.S. Senator Hiram L.
                         Fong; member of the Boards of Directors
                         of several community organizations;
                         Trustee of Hawaiian Tax-Free Trust
                         since 1992 and of Pacific Capital Cash
                         Assets Trust, Pacific Capital Tax-Free
                         Cash Assets Trust and Pacific Capital
                         U.S. Government Securities Cash Assets
                         Trust since 1993; Trustee of Pacific
                         Capital Funds, which includes bond and
                         stock funds, since 1993; Director of
                         Central Pacific Bank since 1985 and of
                         Hawaii Public Television Foundation
                         since 1998; Trustee of Nature
                         Conservancy of Hawaii since 1990.

(3) Held of record by his wife

Theodore T. Mason        Executive Director of Louisiana
Trustee                  Power Partners, LLC since 1999
26 Circle Drive,         and of East Wind Power Partners
Hastings-on-Hudson,      since 1994; First Vice President
NY 10706                 of the Alumni Association of SUNY
Age: 64                  Maritime College (Second Vice President,
Shares Owned: 870        1998-2000) and Director of the same
                         organization since 1997; Director of
                         Cogeneration Development of Willamette
                         Industries, Inc., a forest products
                         company, 1991-1993; Vice President of
                         Corporate Development of Penntech
                         Papers, Inc., 1978-1991; Vice President
                         of Capital Projects for the same
                         company, 1977-1978; Vice Chairman of the
                         Board of Trustees of Capital Cash
                         Management Trust since 1981, Trustee and
                         Vice President, 1976-1981, and formerly
                         Director of its predecessor; Director of
                         STCM Management Company, Inc.; Vice
                         Chairman of the Board of Trustees and
                         Trustee of Prime Cash Fund (which is
                         inactive) since 1982; Trustee of Short
                         Term Asset Reserves, 1984-1986 and 1989-
                         1996, of Hawaiian Tax-Free Trust (this
                         Trust) and Pacific Capital Cash Assets
                         Trust since 1984, of Churchill Cash
                         Reserves Trust  since 1985, of Pacific
                         Capital Tax-Free Cash Assets Trust and
                         Pacific Capital U.S. Government
                         Securities Cash Assets Trust since 1988
                         and of Churchill Tax-Free Fund of
                         Kentucky since 1992; Trustee of OCC
                         Accumulation Trust and the OCC Cash
                         Reserves, Inc. since 1999; President and
                         Director of Ted Mason Venture
                         Associates, Inc., a venture capital
                         consulting firm, 1972-1980; Advisor to
                         the Commander, U.S. Maritime Defense
                         Zone Atlantic, 1984-1988; National Vice
                         President, Surface/Subsurface, Naval
                         Reserve Association, 1985-1987; National
                         Vice President, Budget and Finance, for
                         the same Association, 1983-1985;
                         Commanding Officer of four Naval Reserve
                         Units, 1974-1985; Captain, USNR, 1978-
                         1988.


Russell K. Okata         Executive Director, Hawaii Government
Trustee                  Employees Association AFSCME Local 152,
888 Miliani Street       AFL-CIO since 1981; Trustee of Hawaiian
Suite 601,               Tax-Free Trust (this trust) since 1992 and of
Honolulu, HI             Pacific Capital Cash Assets Trust,Pacific
96813-2991               Capital Tax-Free Cash Assets Trust and Pacific
Age: 56                  Capital U.S. Government Securities Cash Assets
Shares owned: 654(4)     Trust since 1993; Trustee of Pacific Capital
                         Funds, which includes bond and stock
                         funds, since 1993; Chairman of the Royal
                         State Insurance Group since 1988;
                         Trustee of the Blood Bank of Hawaii
                         since 1975 (Chair 1982-1984) International
                         Vice President of the American
                         Federation of State, Country and
                         Municipal Employees, AFL-CIO
                         since 1981; Director of the
                         Rehabilitation Hospital of the Pacific
                         since 1981; Trustee of the Public
                         Schools of Hawaii Foundation since 1986;
                         Member of the Judicial Council of Hawaii
                         since 1987; and 1997 chair of the Hawaii
                         Community Foundation.

(4) Held jointly with his wife.

Douglas Philpotts*       Retired; Director of Hawaiian Trust
Trustee                  Company, Limited 1986-1997; Chairman
5061 Maunalani Circle    of the Board, 1992-1994 and President,
Honolulu, HI 96816       1986-1992; Director of Victoria Ward,
Age: 68                  Limited; Trustee of Pacific Capital
Shares owned: 1,039(5)   Cash Assets Trust, Pacific Capital Tax-Free
                         Cash Assets Trust, Pacific Capital U.S.
                         Government Securities Cash Assets Trust
                         and Hawaiian Tax-Free Trust (this
                         Trust) since 1992; Trustee of Pacific
                         Capital Funds, which includes bond and
                         stock funds, since 1993; Trustee of the
                         Strong Foundation; present or former
                         director or trustee of a number of
                         civic and charitable organizations in
                         Hawaii.

(5) Held as trustee of a personal trust.

Oswald K. Stender        Director of Hawaiian Electric Industries,
Trustee                  Inc., a public utility holding company,since
925 Bethel St.           1993; Trustee of the Bernice Pauahi Bishop
Honolulu, HI             Estate 1990-1999; Senior Advisor to the
96813                    Trustees of The Estate of James Campbell,
Age:68                   1987-1989 and Chief Executive Officer, 1976-
Shares owned: 573        1988; Director of several housing                              and real
                         estate associations; Director, member
                         or trustee of several community
                         organizations; Trustee of Hawaiian Tax-
                         Free Trust(this Trust) since 1992 and
                         of Pacific Capital Cash Assets Trust,
                         Pacific Capital Tax-Free Cash Assets
                         Trust and Pacific Capital U.S.
                         Government Securities Cash Assets Trust
                         since 1993; Trustee of Pacific Capital
                         Funds, which includes bond and stock
                         funds, since 1993.


Diana P. Herrmann        President and Chief Operating Officer of
President                the Administrator since 1997, a
380 Madison              Director since 1984, Secretary since 1986
Avenue                   and previously its Executive Vice
New York,                President, Senior Vice President
NY 10017                 or Vice President, 1986-1997;
Age: 42                  President of various Aquila Bond and
                         Money-Market Funds since 1998; Assistant
                         Vice President, Vice President, Senior
                         Vice President or Executive Vice
                         President of Aquila Money-Market, Bond
                         and Equity Funds since 1986; Trustee of
                         a number of Aquila Money-Market, Bond
                         and Equity Funds since 1995; Trustee of
                         Reserve Money-Market Funds, 1999-2000
                         and of Reserve Private Equity Series,
                         1998-2000; Assistant Vice President and
                         formerly Loan Officer of European
                         American Bank, 1981-1986; daughter of
                         the Trust's Chairman; Trustee of the
                         Leopold Schepp Foundation (academic
                         scholarships) since 1995; actively
                         involved in mutual fund and trade
                         associations and in college and other
                         volunteer organizations.

Sherri Foster            Senior Vice President of Hawaiian
Senior Vice              Tax-Free Trust (this Trust) since 1993,
President                President, Vice President, 1988-1992
100 Ridge Road           and Assistant Vice President, 1985-1988;
Suite 1813-15            Assistant Vice President of Pacific
Lahaina, HI 96761        Capital Cash Assets Trust since 1985
Age: 49                  and of Pacific Capital Tax-Free Cash Assets
                         Trust and Pacific Capital U.S.
                         Government Securities Cash Assets Trust
                         since 1988; Vice President of Aquila
                         Cascadia Equity Fund since 1998;
                         Registered Representative of the
                         Distributor since 1985; Realtor-
                         Associate of Tom Soeten Realty; Sherian
                         Bender Realty, successor to John Wilson
                         Enterprises, 1983-1998; Executive
                         Secretary of the Hyatt Regency, Maui,
                         1981-1983.

Stephen J. Caridi        Vice President of the Distributor since
Vice                     1995, Assistant Vice President 1988-1995,
President                Marketing Associate, 1986-1988; Vice
380 Madison              President of Hawaiian Tax-Free Trust (this
Avenue                   Trust) since 1998; Senior Vice President of
New York,                Narragansett Insured Tax-Free Income Fund since
NY 10017                 1998, Vice President since 1996; Assistant Vice
Age: 39                  President of Tax-Free Fund For Utah since 1993;
                         Mutual Funds Coordinator of Prudential
                         Bache Securities, 1984-1986; Account
                         Representative of Astoria Federal
                         Savings and Loan Association, 1979-1984.

Rose F. Marotta          Chief Financial Officer of the Aquila
Chief Financial Officer  Money-Market, Bond and Equity Funds
380 Madison Avenue       since 1991 and Treasurer, 1981-1991;
New York, NY             formerly Treasurer of the predecessor of
10017                    Capital Cash Management Trust; Treasurer
Age: 76                  and Director of STCM Management Company,
                         Inc., since 1974; Treasurer of InCap
                         Management Corporation since 1982, of
                         the Administrator since 1984 and of the
                         Distributor, 1985-2000.


Richard F. West          Treasurer of the Aquila Money-Market,
Treasurer                Bond and Equity Funds and of Aquila
380 Madison Avenue       Distributors, Inc. since 1992;
New York, NY             Associate Director of Furman Selz
10017                    Incorporated, 1991-1992; Vice
Age: 64                  President of Scudder, Stevens &
                         Clark, Inc. and Treasurer of Scudder
                         Institutional Funds, 1989-1991; Vice
                         President of Lazard Freres Institutional
                         Funds Group, Treasurer of Lazard Freres
                         Group of Investment Companies and HT
                         Insight Funds, Inc., 1986-1988; Vice
                         President of Lehman Management Co., Inc.
                         and Assistant Treasurer of Lehman Money
                         Market Funds, 1981-1985; Controller of
                         Seligman Group of Investment Companies,
                         1960-1980.


Lori A Vindigni          Assistant Vice President of Aquila Management
Assistant Treasurer      Corporation since 1998, formerly Fund Accountant
380 Madison Avenue       for the Aquila Group of Investment Companies
New York, NY             since 1995; Staff Officer and Fund Accountant of
10017                    Citibank Global Asset Management Group of
Age: 33                  Investment Companies, 1994-1995; Fund Accounting
                         Supervisor of Dean Witter Group of
                         Investment Companies, 1990-1994; BS Kean
                         College of New Jersey, 1990.

Edward M. W. Hines       Partner of Hollyer Brady Smith Troxell
Secretary                Barrett Rockett Hines & Mone LLP,
551 Fifth Avenue         attorneys, since 1989 and counsel,
New York, NY             1987-1989; Secretary of the Aquila
10176                    Money-Market, Bond and Equity Funds since 1982;
Age: 60                  Secretary of Trinity Liquid Assets Trust, 1982-
                         1985 and Trustee of that Trust, 1985-
                         1986; Secretary of Oxford Cash
                         Management Fund, 1982-1988.

John M. Herndon          Assistant Secretary of the Aquila Money-
Assistant Secretary      Market, Bond and Equity Funds since 1995
380 Madison Avenue       and Vice President of the Aquila Money-
New York, NY             Market Funds since 1990; Vice President of
10017                    the Administrator since 1990; Investment
Age: 60                  Services Consultant and Bank Services Executive
                         of Wright Investors' Service, a
                         registered investment adviser, 1983-
                         1989; Member of the American Finance
                         Association, the Western Finance
                         Association and the Society of
                         Quantitative Analysts.

Robert W. Anderson      Compliance Officer since 1998 and Assistant
Assistant Secretary     and Secretary of the Aquila Money-Market Funds
Compliance Officer      and the Aquila Bond and Equity Funds;
380 Madison Avenue,     Consultant, The Wadsworth Group, 1995-1998;
New York,               Executive Vice President of Sheffield
NY 10017                Management Company (investment adviser and
Age: 59                 distributor of a mutual fund group), 1986-1995.


The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2000, the Trust paid a total of $144,240 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.
     The Trust is one of the 15 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                              Compensation        Number of
                              from all            boards on
               Compensation   funds in the        which the
               from the       Aquilasm            Trustee
Name           Trust          Group of Funds      serves
Arthur K.
Carlson             $14,900        $64,250        7

William M. Cole      $13,900        $46,450        5

Theodore T. Mason   $14,600        $53,550        7

Vernon Alden        $14,600        $56,750        7

Thomas W.
Courtney            $14,600        $51,550        5

Richard W
Gushman             $15,364        $43,750        4

Stanley W. Hong     $14,250        $41,450        4

Russell K. Okata    $14,250        $41,450        4

Douglas Philpotts   $13,175        $36,350        4

Oswald Stender      $14,600        41,800         4

     Certain Trustees are also trustees of the funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser. During the calendar year 1999, these funds paid the following Trustees the amounts listed: Mr. Gushman, $16,750; Mr. Hong, $16,750; Mr. Okata, $16,750; Mr. Philpotts,
$16,750; and Mr. Stender, $16,750.

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Administrator is Manager or Administrator to the Aquilasm Group of Trusts, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of May 31,2000 these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.7 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended March 31, 2000 the Trust paid $1,606,755 in fees to the Administrator.

     During the fiscal year ended March 31, 2000, $1,205,651 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which, $68,857 was retained by the Distributor. With respect to Class C Shares, during the same period $89,904 was paid under Part II of the Plan and $29,968 was paid under a Shareholder Services Plan. Of these total payments of $119,872, the Distributor received $62,688. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of fifteen funds (six money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by a former officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                    Ratification or Rejection
                         of Selection of
                      Independent Auditors
                        (Proposal No. 2)

     KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 2000 Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Administrator or the Trust's Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    Action Regarding a Change
               in the Trust's Fundamental Policies
                 to Allow the Use of Additional
      Nationally Recognized Statistical Rating Organizations
          for Rating Obligations the Trust May Purchase
                        (Proposal No. 3)


     Since beginning operations, the Trust has had a Fundamental policy that defines the "investment-grade" securities the Trust may purchase as those rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined to be of comparable quality.

     When this Fundamental policy was put in place Moody's and S&P were essentially the only nationally recognized statistical rating organizations ("NRSROs") with respect to municipal obligations. In recent years, other organizations, notably Fitch IBCA, Inc. ("Fitch"), have become active in rating municipal obligations. Municipal bond issuers pay to have their bonds rated and there is competition among the NRSROs. If an issuer chooses to have its bonds rated by an NRSRO other than Moody's or S&P, the current Fundamental policy of the Trust has the effect of requiring the Trust either to forego purchasing the bonds because they are not rated by Moody's or S&P or to treat them as "unrated" when in fact they do have ratings assigned by an NRSRO. Both results distort the clear intent of the policy.

     Accordingly the Board of Trustees has determined that it would be in the best interest of the Trust and its shareholders to change the Fundamental policy so that the ratings used to define "investment-grade" securities would include those assigned by any NRSRO approved from time to time by the Board of Trustees.

     At the present time, if the proposed change is adopted, the Board of Trustees will approve Fitch in addition to Moody's and S&P. The Board of Trustees has determined that the standards Fitch employs in rating bonds are comparable to those of Moody's and S&P that bonds in the four highest categories rated by Fitch are of comparable quality to those similarly rated by Moody's and S&P.

Action Requested

The Board of Trustees recommends that the proposed change in the Fund's fundamental policies described above be approved.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three classes of shares.

     If this proposal is not approved, the Board of Trustees will consider appropriate action, which could include continuing with the present policies or calling another meeting of shareholders.

     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxy holders will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.


                           Receipt of
                      Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                        Important Notice
                     Please Read Immediately


                     Hawaiian Tax-Free Trust

            Notice of Annual Meeting of Shareholders
                to be held on September 15, 2000

                         PROXY STATEMENT

                     Aquilasm Group of Funds
                     HAWAIIAN TAX-FREE TRUST
                             Class A

        Proxy for Shareholders Meeting September 15, 2000
       Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, September 15, 2000 at the at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10.00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.
     As to any other matter said proxies shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS A

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1)  Lacy  B.  Herrmann*; 2) Vernon R. Alden;  3)  Arthur  K.
     Carlson; 4) William M. Cole; 5) Thomas W. Courtney; 6) Richard W. Gushman, II; 7) Stanley W. Hong; 8) Theodore T. Mason; 9) Russell K. Okata; 10) Douglas Philpotts*; 11) Oswald K. Stender


          * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.


     2. Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     H.   I plan to attend the annual meeting in Honolulu[__]
     HO.  I plan to attend the outreach meeting in Hilo[__]
     K.    I  plan  to  attend the outreach meeting  in  Kailua-
Kona[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                     Aquilasm Group of Funds
                     HAWAIIAN TAX-FREE TRUST
                             Class C

        Proxy for Shareholders Meeting September 15, 2000
       Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, September 15, 2000 at the at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10.00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.
     As to any other matter said proxies shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS C

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1)  Lacy  B.  Herrmann*; 2) Vernon R. Alden;  3)  Arthur  K.
     Carlson; 4) William M. Cole; 5) Thomas W. Courtney; 6) Richard W. Gushman, II; 7) Stanley W. Hong; 8) Theodore T. Mason; 9) Russell K. Okata; 10) Douglas Philpotts*; 11) Oswald K. Stender


          * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.


     2. Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     H.   I plan to attend the annual meeting in Honolulu[__]
     HO.  I plan to attend the outreach meeting in Hilo[__]
      K.    I  plan  to  attend the outreach meeting  in  Kailua-
Kona[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                     Aquilasm Group of Funds
                     HAWAIIAN TAX-FREE TRUST
                             Class Y

        Proxy for Shareholders Meeting September 15, 2000
       Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, September 15, 2000 at the at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10.00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.
     As to any other matter said proxies shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS Y

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1)  Lacy  B.  Herrmann*; 2) Vernon R. Alden;  3)  Arthur  K.
     Carlson; 4) William M. Cole; 5) Thomas W. Courtney; 6) Richard W. Gushman, II; 7) Stanley W. Hong; 8) Theodore T. Mason; 9) Russell K. Okata; 10) Douglas Philpotts*; 11) Oswald K. Stender


          * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.


     2. Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     H.   I plan to attend the annual meeting in Honolulu[__]
     HO.  I plan to attend the outreach meeting in Hilo[__]
      K.    I  plan  to  attend the outreach meeting  in  Kailua-
Kona[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)